Income taxes	9 Months Ended
Sep. 30, 2025
Income taxes
Income taxes

21. Income taxes

Income tax expense is recognized based on management’s best estimate of the weighted average annual income tax rate expected for the full financial year. The estimated average annual rate used for the nine-month period ended September 30, 2025 was 26.5% and for the year ended December 31, 2024 was 26.5%.

The Company’s net deferred tax liability relates to the Mexican mining royalty and arises principally from the following:

	September 30,	December 31,
	2025	2024

Property, plant and equipment	$130	$130
Other	309	313
Total deferred tax liabilities	439	443
Provisions and reserves	(406)	(395)
Net deferred tax liabilities	$33	$48

The inventory write-downs and impairments described in Note 6 and 7 will result in certain non-capital losses and timing differences which have not been recorded given uncertainty of recoverability in future periods.